Exhibit 99.1

Hammerhead Resources Completes Business Combination with Decarbonization Plus Acquisition Corporation IV to Form Hammerhead Energy

•	Hammerhead is expected to be dually listed on the NASDAQ and TSX, with its Class A common shares to commence trading on both exchanges under the ticker symbol ”HHRS”

•	Hammerhead is a Canadian oil and gas exploration and production company developing a 107,000 net acre resource base within the Montney Trend, a high performing onshore basin

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Hammerhead averaged production of 32,081 boe/d in 2022 and expects to deliver substantial production growth in 2023 while aiming to be free cash flow neutral and maintaining modest leverage at current commodity prices

•	Hammerhead has established a goal of achieving net zero emissions on a Scope 1 and Scope 2 basis by 2030

•	Of the shares voted at the special meeting of DCRD’s shareholders, 89% voted to approve the business combination

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Of the shares voted at the annual and special meeting of Hammerhead Resources shareholders, 99.4% of the common shares, preferred shares (on an as converted basis) and warrants entitled to vote on the business combination, approved the business combination

CALGARY, ALBERTA & MENLO PARK, CA, February 23, 2023 – Hammerhead Resources Inc. (”Hammerhead Resources”), a Canadian oil and gas producer, today announced the completion of its previously announced business combination with Decarbonization Plus Acquisition Corporation IV (“DCRD”) (NASDAQ: DCRD). The combined company is named Hammerhead Energy Inc. (“Hammerhead”). Hammerhead expects to file a final non-offering prospectus with the Alberta Securities Commission on February 24, 2023 to become a reporting issuer under the Securities Act (Alberta) and its Class A common shares and warrants are expected to commence trading on the NASDAQ under the ticker symbols “HHRS” and “HHRSW,” respectively, and on the TSX under the ticker symbols “HHRS” and “HHRS.WT,” respectively, on or about February 27, 2023.

“We are pleased to see the completion of this business combination and to support Scott and the Hammerhead team as they continue to execute on their mission of developing their high-quality asset base and delivering substantial production growth and free cash flow, while maintaining focus on critical emissions management and net zero goals,” said Robert Tichio, former Chief Executive Officer and Director of DCRD.

“We are excited to enter the next chapter in the progression of our business. Moving forward, we look to be a clean provider of energy that is sustainably backed by some of the best-returning and long-life assets in North America,” said Scott Sobie, CEO of Hammerhead. “The company now is poised with a structure and a team that we believe will facilitate both shareholder returns and a competitive growth model.”

Hammerhead has an extensive undeveloped inventory of over 1,500 gross well locations targeting the Upper and Lower Montney within its core development areas of Gold Creek, South Karr, and North Karr. The Montney has ranked among the most attractive plays in North America with respect to well returns and capital efficiency. In January 2023, Hammerhead set a monthly production record for Hammerhead of 40,308 boe/d. Hammerhead plans to run a continuous two-rig program through 2023 to drill approximately 40 wells primarily within its North and South Karr assets. Hammerhead expects to provide annual guidance for 2023 when it releases its 2022 year-end results, which is expected to occur on March 23, 2023.

Hammerhead’s Board of Directors is comprised of eight members, four of whom are “independent directors” under the applicable rules of the United States Securities and Exchange Commission, NASDAQ and Canadian securities laws. The Board of Directors is led by Chairman, Robert Tichio.

Advisors

CIBC Capital Markets and Peters & Co. Limited acted as financial and capital markets advisors to Hammerhead Resources. National Bank Financial Inc. and ATB Financial acted as strategic advisors to Hammerhead Resources. Burnet Duckworth & Palmer LLP (CA) and Paul, Weiss, Rifkind, Wharton & Garrison LLP (U.S.) acted as counsel to Hammerhead Resources. Blake, Cassels & Graydon LLP acted as counsel to the Special Committee of the Hammerhead Resources board of directors. Vinson & Elkins L.L.P. (U.S.), Walkers (Cayman Islands) and Bennett Jones LLP (CA) acted as counsel to DCRD, and Maples Group acted as counsel to the Special Committee of DCRD’s board of directors.

About Hammerhead

Hammerhead Energy is a Calgary, Canada-based energy company, with assets and operations in Alberta targeting the Montney formation. The company was formed in 2009 and has over 85 employees as of February 23, 2023.

Contacts

For further information, please contact:

Scott Sobie

President and CEO

Hammerhead Energy Inc.

403-930-0560

Mike Kohut

Senior Vice President and CFO

Hammerhead Energy Inc.

403-930-0560

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the future financial and operational performance of Hammerhead; Hammerhead’s strategy, future operations, financial position, and plans and objectives of management, including that Hammerhead’s new structure will facilitate both shareholder returns and a competitive growth model; Hammerhead’s filing of a final prospectus with the Alberta Securities Commission; Hammerhead’s listing on the NASDAQ and the TSX; Hammerhead’s expected production growth, free cash flow and leverage; Hammerhead’s ability to achieve net zero emissions on a Scope 1 and Scope 2 basis on the timing anticipated; Hammerhead’s plan to run a continuous two-rig program through 2023 to drill approximately 40 wells primarily within its North and South Karr assets; and Hammerhead’s expected timing to provide annual guidance for 2023. These forward-looking statements speak only as of the date of this press release and are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Hammerhead’s views as of any subsequent date, and Hammerhead does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Hammerhead’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) Hammerhead’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; (ii) limited liquidity and trading of Hammerhead’s securities; (iii) geopolitical risk and changes in applicable laws or regulations; (iv) the possibility that Hammerhead may be adversely affected by economic, business, and/or competitive factors; (v) operational risks; (vi) the possibility that the COVID-19 pandemic or another major disease disrupts Hammerhead’s business; (vii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Hammerhead’s resources; (viii) the ability of Hammerhead to execute its business plan; (ix) the risks of the oil and natural gas industry, such as operational risks in exploring for, developing and producing crude oil and natural gas and market demand; (x) pricing pressures and supply and demand in the oil and gas industry; (xi) fluctuations in currency and interest rates; (xii) inflation; (xiii) risks of war, hostilities, civil insurrection, pandemics (including COVID-19) and epidemics, and general political and economic instability (including the ongoing Russian-Ukrainian conflict); (xiv) severe weather conditions and risks related to climate change; (xv) terrorist threats; (xvi) risks associated with technology; (xvii) changes in laws and regulations, including environmental, regulatory and taxation laws, and the application of such changes to Hammerhead’s business; (xviii) availability of adequate levels of insurance; (xix) difficulty in obtaining necessary regulatory approvals and the maintenance of such approvals; and (xx) other risks and uncertainties indicated from time to time in Hammerhead’s filings with the Alberta Securities Commission and United States Securities and Exchange Commission, including those under “Risk Factors” therein.

With respect to forward-looking statements contained in this press release, Hammerhead has made assumptions regarding, among other things: availability of future acquisition opportunities; future capital expenditure levels; future oil and natural gas prices; future oil and natural gas production levels; future currency exchange rates and interest rates; ability to obtain equipment and services in a timely manner to carry out development activities; ability to market oil and natural gas successfully to current and new customers; the impact of competition; the general stability of the economic and political environments in which Hammerhead operates; the timely receipt of any required regulatory approvals; the ability of Hammerhead to obtain qualified staff, equipment and services in a timely and cost efficient manner; that Hammerhead will have sufficient cash flow, debt or equity sources or other financial resources required to fund its capital and operating expenditures and requirements as needed; that Hammerhead’s conduct and results of operations will be consistent with its expectations; that Hammerhead will have the ability to develop its oil and gas properties in the manner currently contemplated; the estimates of Hammerhead’s reserves and production volumes and the assumptions related thereto (including commodity prices and development costs) are accurate in all material respects; Hammerhead’s ability to add production and reserves through development and exploration activities; and other matters. Although Hammerhead believes that the expectations reflected in the forward-looking statements contained in this press release, and the assumptions on which such forward-looking statements are made, are reasonable, there can be no assurance that such expectations will prove to be correct. Readers are cautioned that the foregoing list is not an exhaustive list of all assumptions which have been considered.

Boe Equivalency

In this press release, production information may be presented on a “barrel of oil equivalent” or “BOE” basis. “BOEs” may be misleading, particularly if used in isolation. A BOE conversion ratio of six thousand cubic feet of natural gas to one barrel of oil equivalent (6 Mcf: 1 bbl) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different from the energy equivalency of 6:1, utilizing a conversion on a 6:1 basis may be misleading as an indication of value.

Supplemental Information Regarding Product Types

This press release includes references to 2022 average production and 2023 January average production. The following table is intended to provide supplemental information about the production split for Boe/d amounts referenced in this press release:

Reference	Total Boe/d	Shale Gas (Mcf/d)	Tight Oil (bbls/d)	NGLs (bbls/d)
2022 Annual Average Production	32,081	110,273	9,531	4,171
2023 January Average Production	40,308	123,154	15,555	4,227

Other Oil and Gas Information

This press release discloses drilling inventory which is broken down into three categories: (i) proved locations; (ii) probable locations; and (iii) unbooked locations. Proved locations and probable locations are derived from the McDaniel 2021 Reserves Report and account for drilling locations that have associated proved and/or probable reserves, as applicable. Unbooked locations referenced in this press release were prepared internally by management of Hammerhead Resources based on the company’s prospective acreage and an assumption as to the number of wells that can be drilled per section based on industry practice and internal review including evaluation of applicable geologic, seismic, and engineering, production reserves and resource information. These locations do not have attributed reserves or resources (including contingent and prospective) and are therefore unbooked locations. Of the more than 1,500 total drilling locations identified herein, 160 are proved locations, 116 are probable locations and more than 1,200 are unbooked locations. There is no certainty that Hammerhead will drill all such unbooked locations and if drilled there is no certainty that such locations will result in additional oil and gas reserves, resources or production. The drilling locations on which Hammerhead will actually drill wells, including the number and timing thereof is ultimately dependent upon the availability of funding, regulatory approvals, seasonal restrictions, oil and natural gas prices, costs, actual drilling results, additional reservoir information that is obtained and other factors. While certain of the unbooked drilling locations have been de-risked by drilling existing wells in relative close proximity to such unbooked drilling locations, the majority of other unbooked drilling locations are farther away from existing wells where management has less information about the characteristics of the reservoir and therefore there is more uncertainty whether wells will be drilled in such locations and if drilled there is more uncertainty that such wells will result in additional oil and gas reserves, resources or production.